UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
January 12, 2023
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices and Zip Code)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Fiscal 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Micron Technology, Inc. (the “Company”) was held on January 12, 2023. At the Annual Meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1

The following nominees for Directors were elected. Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is duly elected and qualified.

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Richard M. Beyer	787,722,672	23,192,155	647,045	99,486,139
Lynn A. Dugle	804,472,073	6,507,102	582,697	99,486,139
Steven J. Gomo	793,578,591	16,980,076	1,003,205	99,486,139
Linnie M. Haynesworth	803,725,157	6,894,601	942,114	99,486,139
Mary Pat McCarthy	804,966,119	6,011,467	584,286	99,486,139
Sanjay Mehrotra	804,838,310	6,134,398	589,164	99,486,139
Robert E. Switz	770,286,906	40,624,042	650,924	99,486,139
MaryAnn Wright	788,158,822	22,819,465	583,585	99,486,139

Proposal 2

The proposal by the Company to approve a non-binding resolution to approve the compensation of its Named Executive Officers as described in the Company’s proxy statement was approved with 577,338,369 votes in favor, 232,782,611 votes against, 1,440,892 abstentions, and 99,486,139 broker non-votes.

Proposal 3

The proposal by the Company to approve its amended and restated 2007 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 50 million as described in the Company’s proxy statement was approved with 775,564,559 votes in favor, 34,828,200 votes against, 1,169,113 abstentions, and 99,486,139 broker non-votes.

Proposal 4

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2023, was approved with 841,187,769 votes in favor, 69,058,262 votes against, 801,980 abstentions, and no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	January 13, 2023	By:	/s/ Rob Beard
		Name:	Rob Beard
		Title:	Senior Vice President, General Counsel and Corporate Secretary